UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2022

NORTHERN GENESIS ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39881	86-1484719
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 514-0324
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-quarter of one redeemable warrant	NGC.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGC	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2022, the Board of Directors (the “Board”) of Northern Genesis Acquisition Corp. III (the “Company”) effected the following realignment of its executive offices and executive officers:

●	In the interest of efficiency, the Board determined it appropriate to eliminate the separate office of "Chief Executive Officer". Following the elimination of such office, Mr. Ian Robertson ceased to serve as an executive officer of the Company but will continue to serve as a director of the Company and will continue in his current role as the Chair of the Transaction Evaluation Committee of the Board of Directors; and

●	Mr. Michael Hoffman, as the current President of the Company, assumed the roles and responsibilities of the chief executive officer of the Company and was designated as the principal executive officer of the Company for SEC reporting purposes.

The realignment was approved by the Company’s Board of Directors in support of the Company’s objectives with respect to the pursuit of an initial business combination. The information required by Items 401(b), (d) and (e) of Regulation S-K for each of the former and current executive officers named above was previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission on April 12, 2022 (the “Form 10-K”). There are no family relationships between any of the persons named above and any other director or executive officer of the Company, and other than as reported in the Form 10-K, none of the persons named above has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 9, 2022

NORTHERN GENESIS ACQUISITION CORP. III

By:	/s/ Ken Manget
	Name:	Ken Manget
	Title:	Chief Financial Officer

2